UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 15, 2003
                                                        ----------------


                                  CARMAX, INC.


             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
-------------                   ------------                   ----------
(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


4900 Cox Road, Glen Allen, Virginia                                  23060
-----------------------------------                                  -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422

Item 5.             Other Events
-------             ------------

                    The registrant issued a press release on October 15, 2003, announcing its lowering of third quarter expectations. The press release is attached hereto as
                    Exhibit 99.1 and is incorporated by reference into this
                    Item 5.




Item 7.             Financial Statements and Exhibits
-------             ---------------------------------
(c) Exhibits

        99.1 Press release, dated October 15, 2003, issued by CarMax, Inc., entitled "CarMax Reduces Third Quarter Expectations."

                                    Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith Browning
                                             ------------------
                                             Keith Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  October 15, 2003

                                INDEX TO EXHIBITS




Exhibit
Number                              Exhibit
------                              -------


 99.1 Press release dated October 15, 2003, entitled "Carmax Reduces Third Quarter Expectations."